UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2021

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

501 Brickell Key Drive, Suite 300, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of the consolidated financial statements of ShiftPixy, Inc. (the “Company”) for its fiscal year ended August 31, 2021 (“Fiscal 2021), the Company determined that it had improperly consolidated its majority owned special purpose acquisition companies (“SPACs”).

On April 22, 2021, the Company transferred a total of 10,000,000 shares (the “Founder Shares”) that it held in four SPACs that it is sponsoring through its wholly-owned subsidiary, ShiftPixy Investments, Inc (“Investments”). Prior to the transfer, the Company was the sole shareholder in each of the SPACs through Investments. The transfer of the Founder Shares created a minority unaffiliated interest in each of the four SPACs.

The accounting guidance provided under Staff Accounting Bulletin Topic 5T, ASC 340-10-S99-1, and SAB Topic 5A requires that, when shares of common stock such as these Founder Shares are transferred to an unaffiliated third party at below fair market value, the difference is deemed a capital contribution by the shareholder and the incremental fair value recorded as a deferred offering cost for the SPAC, and the creation of a minority interest. The deferred offering cost consists of $47,472,000 related to the minority unaffiliated interest and $611,000 of professional fees, consisting of legal and accounting fees related to the initial public offerings of the SPACs, which the Company previously accounted for as professional fees ($456,000) and deposits ($155,000).

In addition, as part of the Company’s transition to the adoption of ASC 606, which became effective for the year ended August 31, 2021 and was implemented as of the Fiscal 2021 reporting period, the Company performed a review of all of its client billings during Fiscal 2021. Beginning in the third quarter of Fiscal 2021, the Company’s clients began to migrate to an updated client services agreement (“CSA”) that changed the nature of the legal relationship with its clients to clarify the Company’s status as the legal employer of its clients’ worksite employees (“WSEs”), along with the power to control such factors as the wages paid to the WSE, hours worked, and placement of work assignments. As such, this differentiation of control results in the recognition of those WSEs as staffing solutions revenues as opposed to employment administrative services (“EAS”) solutions revenues. As originally reported, all revenues pertaining to these clients were recorded as EAS solutions revenues, which provides for the exclusion of gross payroll billings as an element of revenues. The change to a staffing solutions revenue recognition model for these clients, however, requires the Company to include gross payroll billings as revenues, and to include such billings as an element of cost of revenues. The impact of this change is to increase the Company’s revenues and cost of revenues for the three and nine months ended May 31, 2021 by $6,827,000. There was no impact to the Company’s gross profit (loss) as a result of this correction. The Company is also providing additional disclosures regarding its breakdown of staffing revenues and EAS revenues in its amended Q3 Form 10-Q.

Therefore, on November 26, 2021, the Company’s management and the audit committee of its board of directors (the “Audit Committee”), after consultation with Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, concluded that its previously issued unaudited financial statements for the three months and nine months ended May 31, 2021 contained in its Quarterly Report on Form 10-Q filed with the SEC on July 15, 2021 (the “Q3 Form 10-Q”), should be restated to reflect the following: (i) an increase in Total Assets and Equity of $47,928,000 including the noncontrolling interest in consolidated subsidiaries noted below; (ii) an increase in Deferred offering costs – SPACs of $48,083,000; (iii) an increase in Noncontrolling interest in consolidated subsidiaries of $47,472,000; (iv) a decrease in Operating expenses, Operating loss and Net loss of $456,000, or $0.02 per share for the three months and $.01 per share for the nine months ended May 31, 2021; (v) a decrease in its cash used in operations of $611,000 and a decrease in its cash provided by financing activities of $611,000; and (vi) an increase in revenues and cost of revenues of $6,827,000 each for the three and nine months ending May 31, 2021. As such, the Company will amend the Q3 Form 10-Q.

The Company’s management has concluded that in light of the error described above, a material weakness exists in its internal control over financial reporting with respect to its consolidation of its majority owned SPACs and revenue recognition policy as it relates to its staffing revenue. Therefore, its disclosure controls and procedures were not effective. The Company is in the process of evaluating whether additional remediation measures should be implemented with respect to such material weaknesses.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

SHIFTPIXY, INC.

Date: December 1, 2021	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer and Director